                                                              EXHIBIT 23 (e)(ii)

                                AMENDED EXHIBIT A

     THIS EXHIBIT A, amended and restated as of December 1, 2005, is Exhibit A to that certain Distribution Agreement dated as of January 1, 2004 between Professional Funds Distributor, LLC and WT Mutual Fund.

Wilmington Short/Intermediate-Term Bond Fund                       Institutional
                                                                   Investor

Wilmington Broad Market Bond Fund                                  Institutional
                                                                   Investor

Wilmington Municipal Bond Fund                                     Institutional
                                                                   Investor

Wilmington Short-Term Bond Fund                                    Institutional
                                                                   Investor

Wilmington Large-Cap Core Fund                                     Institutional
                                                                   Investor

Wilmington Large-Cap Value Fund                                    Institutional
                                                                   Investor

Wilmington Small-Cap Core Fund                                     Institutional
                                                                   Investor

Wilmington Multi-Manager Real Estate Securities Fund               Institutional
                                                                   Investor

Wilmington Multi-Manager International Fund                        Institutional
                                                                   Investor

Wilmington Multi-Manager Large-Cap Fund                            Institutional
                                                                   Investor
                                                                   Service

Wilmington Multi-Manager Mid-Cap Fund                              Institutional
                                                                   Investor
                                                                   Service

Wilmington Multi-Manager Small-Cap Fund                            Institutional
                                                                   Investor
                                                                   Service

Wilmington Large-Cap Growth Fund                                   Institutional
                                                                   Investor

Roxbury Mid-Cap Fund                                               Institutional
                                                                   Investor

Roxbury Small-Cap Growth Fund                                      Institutional
                                                                   Investor

Roxbury Micro-Cap Fund                                             Institutional
                                                                   Investor

Wilmington Prime Money Market Fund                                 Investor
                                                                   Service

Wilmington U.S. Government Money Market Fund                       Investor

                                                                   Service

Wilmington Tax - Exempt Money Market Fund                          Investor
                                                                   Service

Wilmington Aggressive Asset Allocation Fund                        Institutional
                                                                   Investor

Wilmington Moderate Asset Allocation Fund                          Institutional
                                                                   Investor

Wilmington Conservative Asset Allocation Fund                      Institutional
                                                                   Investor

Wimington Small-Cap Growth Fund                                   Institutional
                                                                   Investor

Wilmington Mid-Cap Core Fund                                       Institutional
                                                                   Investor

Wilmington Small-Cap Value Fund                                    Institutional
                                                                   Investor

Wilmington ETF Allocation Fund                                     Institutional
                                                                   Investor




PROFESSIONAL FUNDS DISTRIBUTOR, LLC

By:      ____________________

Name:    ____________________

Title:   ____________________


WT MUTUAL FUND

By:      ____________________

Name:    ____________________

Title:   ____________________